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                                                                     EXHIBIT 4.1


                      INDUSTRIAL DISTRIBUTION GROUP, INC.

IDG

                                                                SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

                                                                CUSIP 456061 10


THIS CERTIFIES THAT






is the owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF

INDUSTRIAL DISTRIBUTION GROUP, INC., TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF, IN PERSON OR BY DULY AUTHORIZED ATTORNEY, UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTESIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.
         WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS AUTHORIZED OFFICERS.

                  DATED:

        /s/ Jack P. Healey                                 /s/ Martin S. Pinson
CHIEF FINANCIAL OFFICER AND SECRETARY    CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                            COUNTERSIGNED AND REGISTERED:
                                   AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                   (NEW YORK, NEW YORK)

                                                                 TRANSFER AGENT
                                                                  AND REGISTRAR

                                       BY


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                      INDUSTRIAL DISTRIBUTION GROUP, INC.

         The Corporation will furnish to any stockholder on request and without charge a full statement or summary of the designations and any preferences, conversion, and othe rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption rights and preferences between the shares of each series, if any, to the extent they have been set, and of the authority of the Board of Directors to set the relative rights and preferences of subsequent series. Such request may be made to the Secretary of the Corporation.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common                            UNIF GIFT MIN ACT __________ Custodian _________
TEN ENT  - as tenants by the entireties                                        (Cust)              (Minor)
JT TEN   - as joint tenants with right of                       under Uniform Gifts to Minors
           survivorship and not as tenants in common          Act _________________________
                                                                                    (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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________________________________________________________________________ SHARES
OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
________________________________________________________________________
ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED
CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED _______________________

                                    ------------------------------------------
                             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                     CORRESPOND WITH THE NAME AS WRITTEN UPON
                                     THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: _____________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                         AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.